DISPOSITION	12 Months Ended
Dec. 31, 2022
Business Combinations1 [Abstract]
DISPOSITION	DISPOSITION
On August 15, 2022, Pembina and affiliates of KKR & Co., Inc. (collectively, "KKR") created a new jointly controlled corporation, PGI, a western Canadian gas processing entity, incorporated in Alberta (the "PGI Transaction"). Pembina obtained a 60 percent equity interest in the joint venture and will serve as PGI's operator and manager, while KKR obtained the remaining 40 percent equity interest in PGI.
Pembina contributed to PGI a portion of its field-based gas processing assets, which include the Cutbank Complex, the Saturn Complex, the Resthaven Facility, the Duvernay Complex and the Saskatchewan Ethane Extraction Plant (collectively, the "Disposal Group"), as well as its 45 percent equity interest in Veresen Midstream, which were previously included in Pembina's Facilities operating segment. KKR contributed to PGI its 55 percent equity interest in Veresen Midstream to PGI, as well as its 49 percent common share equity interest and its preferred share interest in PGI Processing ULC (formerly named Energy Transfer Canada ULC) ("ETC"). Concurrently with the closing of the transaction, PGI also acquired the remaining 51 percent common share equity interest in ETC from an affiliate of Energy Transfer LP, aligning ownership of those assets and driving additional efficiencies within PGI.
As a result of the disposition of the Disposal Group and acquisition of PGI, management reevaluated Pembina's operating segments and determined there were no changes as a result.
Pembina's contribution of its field-based gas processing assets was accounted for as a disposition given that Pembina changed from control of the assets to joint control through PGI. The contribution of Pembina's interest in Veresen Midstream resulted in Pembina retaining joint control through the newly formed PGI and therefore was not considered a disposition.
The assets and liabilities of the Disposal Group were derecognized at their carrying values as at August 15, 2022 as follows:

($ millions)	August 15, 2022
Cash and cash equivalents	167
Trade receivables and other	145
Inventory	18
Property, plant and equipment (Note 7)	2,533
Intangible assets and goodwill (Note 8)	212
Derivative financial instruments (Note 24)	113
Total assets	3,188
Trade payables and other	72
Decommissioning provision (Note 15)	20
Contract liabilities (Note 17)	92
Deferred tax liabilities	514
Total liabilities	698
In exchange for the contribution of the field-based gas processing assets contributed to PGI ("Gas Processing Business"), Pembina received $776 million cash, a $12 million contingent related party receivable, and shares of PGI. The $2.8 billion preliminary fair value of the shares of PGI was determined by reference to the $3.6 billion preliminary fair value of the Gas Processing Business, adjusted for cash and the contingent receivable. The resulting gain on disposition recognized by Pembina is $1.1 billion.
Pembina engaged an independent valuator to assist with determining the preliminary fair value of the Gas Processing Business and the preliminary fair value of PGI using a discounted cash flow model based on significant assumptions including forecasted revenue and the discount rate. Given the complexity of the PGI Transaction, the valuation of the Gas Processing Business and associated PGI purchase price allocation is not final as Pembina and PGI continue to review and assess acquired contracts and obtain and verify information required to determine the amount of deferred taxes at the transaction date.